Exhibit 10.2

PROMISSORY NOTE

$75,000,000.00	February 13, 2008

                FOR VALUE RECEIVED, BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership, BEHRINGER HARVARD BOWEN ROAD LP, a Delaware limited partnership, BEHRINGER HARVARD WHITEWATER, LLC, a Delaware limited liability company, BEHRINGER HARVARD LAS COLINAS LP, a Delaware limited partnership, BEHRINGER HARVARD BENT TREE LP, a Delaware limited partnership, BEHRINGER HARVARD AUGUSTA LP, a Delaware limited partnership, BEHRINGER HARVARD NORTHPOINT LP, a Delaware limited partnership, and BEHRINGER HARVARD REGENCY LP, a Delaware limited partnership (collectively, “Borrowers”) hereby jointly and severally, promise to pay to the order of BANK OF AMERICA, N.A., a national banking association (“Lender”) under that certain Credit Agreement (defined below) among Borrowers, Bank of America, N.A., a national banking association (together with any and all of its successors and assigns, “Administrative Agent”), as Administrative Agent for the ratable benefit of the Lenders from time to time made  a party to that certain Credit Agreement (the “Credit Agreement”) dated of even date herewith, without offset, in immediately available funds in lawful money of the United States of America, at Administrative Agent’s Office as defined in the Credit Agreement, the principal sum of up to SEVENTY FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1.             Note; Interest; Payment Schedule and Maturity Date.  This Note is one of the Notes referred to in Credit Agreement and is entitled to the benefits thereof.  The entire principal balance of this Note then unpaid shall be due and payable at the times as set forth in the Credit Agreement.  Accrued unpaid interest shall be due and payable at the times and at the interest rate as set forth in the Credit Agreement until all principal and accrued interest owing on this Note shall have been fully paid and satisfied.  Any amount not paid when due and payable hereunder shall, to the extent permitted by applicable Law, bear interest at the Past Due Rate, as set forth in the Credit Agreement.

2.             Guaranty; Loan Documents.  The obligations of Borrowers under this Note are secured by the Security Documents (as defined in the Credit Agreement) and guaranteed, in whole or in part, by the Guaranty (whether one or more, as defined in the Credit Agreement).

3.             Defaults.

(a)           It shall be a default (“Default”) under this Note and each of the other Loan Documents if (after giving effect to any applicable notice, grace or cure periods) (i) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (ii) any covenant, agreement, condition, representation or warranty herein or in any other Loan Documents is not fully and timely performed, observed or kept; or (iii) there shall occur any default or event of default under the Deed of Trust or any other Loan Document.  Upon the occurrence and during the continuation of a Default, Administrative Agent, on behalf of Payee and the other Lenders, (as defined in the Loan Agreement) shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at Law or in equity.

(b)           All of the rights, remedies, powers and privileges (together, “Rights”) of Administrative Agent, on behalf of Payee and the other Lenders, provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at Law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Administrative Agent, Payee or the other Lenders to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Payee from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Administrative Agent, on behalf of Payee, to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

(c)           If any holder of this Note retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if any Borrower sues any holder in connection with this Note or any other Loan Document and does not prevail, then Borrowers agree to pay to each such holder, in addition to principal, interest and any other sums owing to Payee hereunder and under the other Loan Documents, all costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including, without limitation, attorneys’ fees and expenses, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrowers or Guarantor or endorser or any other person primarily or secondarily liable hereunder.

4.             Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrowers to assign the Loan except as otherwise permitted under the Loan Documents.  As further provided in the Loan Agreement, Payee may, at any time, sell, transfer, or assign all on a portion of its interest in this Note, the Deed of Trust and the other Loan Documents, as set forth in the Loan Agreement.

5.             General Provisions.  Time is of the essence with respect to Borrowers’ obligations under this Note.  If more than one person or entity executes this Note as a borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Each Borrower on behalf of itself and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby (a) waives, to the extent permitted by applicable Laws, demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document or are required by applicable Law), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agrees to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agrees that neither Administrative Agent nor Payee or any Lender shall be required first to institute suit or exhaust its remedies hereon against such Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consents to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submits (and waives all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the city and county, and venue in the city or county, in which payment is to be made as specified in Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waives the benefit of all homestead and similar exemptions as to this Note; (g) agrees that their liability under this Note shall not be affected or impaired by any determination that any security interest or lien taken by Administrative Agent, on behalf of Payee and the other Lenders, to secure this Note is invalid or unperfected; and (h) hereby subordinates any and all rights against such Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

6.             Notices.  Any notice, request, or demand to or upon Borrowers, Administrative Agent or Payee shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

7.             No Usury.  It is expressly stipulated and agreed to be the intent of Borrowers, Administrative Agent and all Lenders (including Payee) at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits a lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if the exercise by Administrative Agent, on behalf of the Lenders, of the option to accelerate the Maturity Date, or if any prepayment by Borrowers results in Borrowers having paid any interest in excess of that permitted by applicable law, then it is Administrative Agent’s and each Lender’s (including Payee’s) express intent that all excess amounts theretofore collected by Administrative Agent’s and each Lender (including Payee) shall be credited on the principal balance of this Note and all other indebtedness and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lenders (including Payee) for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum lawful rate from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Borrowers have duly executed this Note as of the date first above written.

BORROWERS:

BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership

By:	BHO, Inc., a Delaware corporation, its general partner

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate Development & LegalSecretary

BEHRINGER HARVARD BOWEN ROAD LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate Development & Legal and Secretary

BEHRINGER HARVARD WHITEWATER, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Secretary

BEHRINGER HARVARD LAS COLINAS LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate Development & Legal and Secretary

BEHRINGER HARVARD BENT TREE LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate
Development & Legal and Secretary

BEHRINGER HARVARD AUGUSTA LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate
Development & Legal and Secretary

BEHRINGER HARVARD NORTHPOINT LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate
Development & Legal and Secretary

BEHRINGER HARVARD REGENCY LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President — Corporate
Development & Legal and Secretary